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                                                                    EXHIBIT 23.1

      CONSENT OF STEARNS WEAVER MILLER WEISSLER ALHADEFF & SITTERSON, P.A.

     We hereby consent to the inclusion of our opinion letter as an Exhibit to this Registration Statement on Form S-4 of Servico, Inc. and to any references to this firm in such registration statement and in the documents incorporated therein by reference.

                                          STEARNS WEAVER MILLER WEISSLER
                                          ALHADEFF & SITTERSON, P.A.

Miami, Florida
October 29, 1997